UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) - October 29, 2004
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                        PENNFED FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its charter)


           Maryland                        0-24040             22-3297339
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(State or other jurisdiction of         (Commission       (I.R.S. Employer
 incorporation or organization)         File Number)      Identification Number)


622 Eagle Rock Avenue, West Orange, New Jersey                        07052-2989
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (973) 669-7366
                                                    ----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01 Entry Into a Material Definitive Agreement
----------------------------------------------------

     Amendments to Supplemental Executive Retirement Plan and Supplemental Executive Death Benefit Plan

     On February 8, 2005, the Board of Directors of Penn Federal Savings Bank (the "Bank"), a wholly owned subsidiary of PennFed Financial Services, Inc. (the "Company"), approved amendments to the Bank's Supplemental Executive Retirement Plan (the "SERP") and the Bank's Supplemental Executive Death Benefit Plan (the "Supplemental Plan").

     The SERP provides for supplemental retirement benefits to a select group of executive officers with at least ten years of service, unless terminated for cause. In addition to a retirement benefit, which is payable to the executive's beneficiary in the event of his or her death, the SERP provides a lump sum death benefit. The amendment to the SERP increased the additional lump sum death benefit from $600,000 to $1,000,000. The executive officers currently participating in the SERP are President and Chief Executive Officer Joseph L. LaMonica, Senior Executive Vice President and General Counsel Patrick D. McTernan, Senior Executive Vice President and Chief Operating Officer Jeffrey J. Carfora, and Executive Vice President and Chief Financial Officer Claire M. Chadwick.

     The Supplemental Plan, which provides a death benefit for participants whose employment after ten years of service is terminated for any reason except cause, was amended to increase the death benefit from an amount equal to the participant's annual salary for the calendar year preceding the year in which the termination occurs to two times that amount if the termination results from death or regular, early or disability retirement. The executive officers currently participating in the Supplemental Plan are Executive Vice President and Residential Lending Group Executive Maria F. Magurno and Executive Vice President and Retail Banking Group Executive Barbara A. Flannery.

     While the SERP and the Supplemental Plan are unfunded plans, the Bank has obtained life insurance policies on the lives of participants as a means of offsetting the costs of providing the benefits under these plans.

     A copy of the  amendment  to the SERP is attached to this report as Exhibit
10.1. A copy of the amended and restated Supplemental Plan is attached to this report as Exhibit 10.2.

     Fiscal 2005 Incentive Plan

     The Company's Fiscal 2005 Incentive Plan provides for cash bonuses, payable quarterly, to Messrs. LaMonica, McTernan and Carfora and Ms. Chadwick, if the Company's annualized growth in earnings per share exceeds certain minimum percentage thresholds, up to the following total amounts for the year: Mr. LaMonica - $200,000; Mr. McTernan - $80,000; Mr. Carfora - $80,000; and Ms. Chadwick - $50,000. If, subsequent to a quarterly award payment, annualized earnings per share growth falls below the threshold achieved for that payment, the executive is not required to return the payment. If the executive does not receive a bonus payment for a particular quarter or receives the minimum bonus payment for the quarter, and annualized earnings per share growth increases in a later quarter to either the minimum or greater threshold, then, in addition to receiving a payment for the later quarter, the executive will receive a payment for the earlier quarter as if the threshold achieved during the later quarter were also achieved during the earlier quarter. Because the Company's annualized earnings per share growth for both the first and second quarters of fiscal 2005 exceeded the maximum thresholds, Messrs. LaMonica, McTernan and Carfora and Ms.






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

Chadwick were awarded bonuses of $50,000, $20,000, $20,000 and $12,500, respectively, on each of October 29, 2004 and January 26, 2005.

     Ms. Magurno, Ms. Flannery and other senior management personnel may also be paid discretionary bonuses under the Fiscal 2005 Incentive Plan without regard to growth in earnings per share. Ms. Magurno was awarded discretionary bonuses of $3,000 on each of October 29, 2004 and December 24, 2004, and Ms. Flannery was awarded a discretionary bonus of $3,000 on December 24, 2004.

     Long-Term Care Insurance Program

     On January 25, 2005, the Bank's Board of Directors approved a long-term care insurance program to be offered on a voluntary basis to all employees, officers and directors of the Bank. The program provides a nursing home care benefit at $200.00 per day, to be adjusted for inflation. Messrs. LaMonica, McTernan and the four other directors of the Bank, Mr. Carfora and Ms. Chadwick will be provided with this benefit for their lifetimes at no cost to them, with the Bank paying the related premiums over a ten-year period. All other employees who choose to participate will be required to pay the cost of their participation. The other employees may elect to pay their premiums over ten years, over twenty years or over their lifetimes and may choose to receive the benefit for three years, for five years or for their lifetimes. The pre-tax annual cost of providing this benefit to Messrs. LaMonica, McTernan and the other directors of the Bank, Mr. Carfora and Ms. Chadwick is expected to average $7,000 per person, subject to increase if and to the extent premiums are raised.

Item 9.01 Financial Statements and Exhibits
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     (c)  Exhibits

          10.1 Amendment No. Two to Supplemental Executive Retirement Plan
          10.2 Amended and Restated Supplemental Executive Death Benefit Plan








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      PENNFED FINANCIAL SERVICES, INC.



Date: February 14, 2005               By:  /s/ Joseph L. LaMonica
     ------------------                    -------------------------------------
                                           Joseph L. LaMonica
                                           President and Chief Executive Officer








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                                  EXHIBIT INDEX



Exhibit No.                         Description
-----------                         -----------

   10.1      Amendment No. Two to Supplemental Executive Retirement Plan

   10.2      Amended and Restated Supplemental Executive Death Benefit Plan









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